                                                                    EXHIBIT 99.3


                            NIPSCO INDUSTRIES, INC.
                 SCHEDULE II-VALUATION AND QUALIFYING ACCOUNTS
                     TWELVE MONTHS ENDED DECEMBER 31, 1997






               Col. A                                    Col. B                   Col. C                   Col. D         Col. E
               ------                                 -----------    ------------------------------     ------------   -------------
                                                                               Additions
                                                                     ------------------------------   Deductions
                                                                               Charged               for Purposes
                                                                                 to       Charged     for which
                                                         Balance              Costs and   to Other     Reserves        Balance
            Description                               Jan 1, 1997    IWCR     Expenses    Accounts   were Created   Dec. 31, 1997
            -----------                               -----------    ----     ---------   --------   ------------   -------------
                                                                                           (Dollars in Thousands)


Reserves Deducted in Consolidated Balance
  Sheet from Assets to Which They Apply:
     Reserve for accounts receivable..................    $ 5,569    $ 25      $ 6,573   $     --        $ 6,280        $ 5,887
     Reserve for investments, at equity...............    $ 1,953    $ --      $    --   $     --        $   191        $ 1,762
     Reserve for investments, at cost.................    $    --    $ --      $    --   $     --        $    --        $    --
Reserves Classified Under Reserve Section of
  Consolidated Balance Sheet:
     Injuries and damages reserve.....................    $ 4,376    $757      $ 6,603   $     --        $ 5,237        $ 6,499
     Environmental reserves...........................    $16,789    $ --      $ 9,489   $     --        $ 6,912        $19,366
     Miscellaneous operating reserves.................    $ 4,471    $ --      $    30   $     --        $   573        $ 3,928

                                       1

                                                                    EXHIBIT 99.3

                            NIPSCO INDUSTRIES, INC.
                 SCHEDULE II-VALUATION AND QUALIFYING ACCOUNTS
                     TWELVE MONTHS ENDED DECEMBER 31, 1996






            Col.A                                                Col. B              Col. C               Col. D         Col. E
            -----                                                ------       ---------------------       ------         ------
                                                                                    Additions
                                                                              ---------------------    Deductions
                                                                               Charged                for Purposes
                                                                 Balance         to        Charged      for which       Balance
                                                                 Jan 1,       Costs and    to Other     Reserves        Dec. 31,
            Description                                           1996        Expenses     Accounts   were Created        1996
            -----------                                          -------      ---------    --------   -------------     --------
                                                                                     (Dollars in Thousands)


Reserves Deducted in Consolidated Balance Sheet from
  Assets to Which They Apply:
     Reserve for accounts receivable............................. $7,264        $ 6,912      $   --          $8,607      $ 5,569
     Reserve for investments, at equity.......................... $  850        $ 1,103      $   --          $   --      $ 1,953
Reserves Classified Under Reserve Section of
  Consolidated Balance Sheet:
     Injuries and damages reserve................................ $1,837        $ 4,875      $   --          $2,336      $ 4,376
     Environmental reserves...................................... $5,006        $15,862      $   --          $4,079      $16,789
     Miscellaneous operating reserves............................ $4,091        $   380      $   --          $   --      $ 4,471

                                       2

                                                                    EXHIBIT 99.3

                            NIPSCO INDUSTRIES, INC.

                 SCHEDULE II--VALUATION AND QUALIFYING ACCOUNTS

                     TWELVE MONTHS ENDED DECEMBER 31, 1995



               Col. A                                            Col. B             Col. C              Col. D         Col. E
               ------                                            -------      -------------------    ------------      ------
                                                                                   Additions
                                                                              -------------------     Deductions
                                                                               Charged               for Purposes
                                                                 Balance         to      Charged      for which        Balance
                                                                 Jan. 1,      Costs and  to Other      Reserves        Dec. 31,
            Description                                           1995        Expenses   Accounts    were Created       1995
            -----------                                          ------       ---------  --------    ------------      ------
                                                                                      (Dollars in Thousands)
Reserves Deducted in Consolidated Balance Sheet from
  Assets to Which They Apply:
     Reserve for accounts receivable..........................   $4,899        $6,759      $ --         $4,394         $7,264
     Reserve for investments, at equity.......................   $2,850        $  --       $ --         $2,000         $  850
Reserves Classified Under Reserve Section of
  Consolidated Balance Sheet:
     Injuries and damages reserve.............................   $2,538        $2,800      $ --         $3,501         $1,837
     Environmental reserves...................................   $3,610        $3,188      $ --         $1,792         $5,006
     Miscellaneous operating reserves.........................   $4,061        $   30      $ --         $  --          $4,091

                                       3